Exhibit 10.1

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of June 27, 2012, is by and among AMERICAN MIDSTREAM, LLC, a Delaware limited liability company (the “Borrower”), AMERICAN MIDSTREAM PARTNERS, LP, a Delaware limited partnership (“Parent”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.

R E C I T A L S

A. The Borrower, Parent, the Lenders, the Administrative Agent and the other agents referred to therein are parties to that certain Credit Agreement dated as of August 1, 2011, as amended by that certain First Amendment to Credit Agreement dated as of November 15, 2011 (the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Commitments (subject to the terms and conditions thereof) to the Borrower.

B. American Midstream Chatom Unit 1, LLC (“Chatom Sub 1”) and American Midstream Chatom Unit 2, LLC (“Chatom Sub 2” and, together with Chatom Sub 1, the “Chatom Buyers”), each a newly formed direct or indirect wholly-owned subsidiary of the Borrower, as buyers, and Quantum Resources A1, LP, QAB Carried WI, LP, QAC Carried WI, LP and Black Diamond Resources, LLC, as sellers, have entered into a Purchase and Sale Agreement (the “Chatom PSA”) dated as of May 25, 2012 pursuant to which the Chatom Buyers have agreed to purchase an 87.4% operating interest in the Chatom Gas Plant in Washington County, Alabama (such acquisition, the “Acquisition” and such acquired interest, the “Chatom Plant”).

C. Upon the consummation of the Acquisition, American Midstream Chatom, LLC (“Chatom Operator” and, together with the Chatom Buyers, the “Chatom Subs”), a newly formed direct or indirect wholly-owned subsidiary of the Borrower, will become the operator of the Chatom Plant.

D. In connection with the Acquisition, the Borrower has requested that the Credit Agreement be amended to increase the Commitments from an aggregate principal amount of $100,000,000 to an aggregate principal amount of $200,000,000 (such incremental Commitments, the “New Commitments”, and any Lender’s portion of the New Commitments as set forth on Exhibit A hereto, such Lender’s “New Commitment”) and to make certain other changes as more fully described herein.

E. Each Person party hereto as a “New Lender” (including, without limitation, each existing Lender to the extent of any New Commitment as set forth on Exhibit A hereto) (each, a “New Lender”) is willing to commit to provide the New Commitments on the terms set forth herein.

F. The Lenders (including the New Lenders) signatory hereto and the Administrative Agent are willing to amend the Credit Agreement as more fully described herein, and upon satisfaction of the conditions set forth herein, this Amendment shall become effective and the New Commitments shall be made available to the Borrower at such time.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement as of the Second Amendment Effective Date. The Credit Agreement is amended, as of the Second Amendment Effective Date (as defined below), as follows:

2.1 Amendments to Section 1.01 (Defined Terms).

(a) The definition of “Agreement” is hereby amended by adding the words “and the Second Amendment” after the words “by the First Amendment”.

(b) The definition of “Aggregate Commitments” is hereby amended by amending and restating the second sentence thereof in its entirety as follows:

“The Aggregate Commitments as of the Second Amendment Effective Date are $200,000,000.”

(c) The definition of “Letter of Credit Sublimit” is hereby amended by replacing “$25,000,000” with “$50,000,000”.

(d) The following definitions are hereby added to Section 1.01 of the Credit Agreement where alphabetically appropriate:

“Second Amendment” means the Second Amendment to Credit Agreement, dated as of June 27, 2012, by and among the Parent, the Borrower, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” has the meaning specified in the Second Amendment.

2.2 Amendment to Section 2.04(c). Section 2.04(c) of the Credit Agreement is hereby amended by replacing “$2,000,000” appearing in the first sentence of such section with “$3,000,000”.

2.3 Amendment to Section 2.04(d). Section 2.04(d) of the Credit Agreement is hereby amended by replacing “$2,000,000” appearing therein with “$3,000,000”.

2.4 Amendment to Article VI. Article VI of the Credit Agreement is hereby amended by adding Section 6.19 as follows:

“6.19 Covenant to Amend Mortgages. Promptly upon the reasonable request (from the perspective of a secured lender) by the Administrative Agent or the Collateral Agent, or the Required Lenders through the Administrative Agent or Collateral Agent, amend or modify, at the Borrower’s expense, any mortgage or deed of trust previously delivered in connection with this Agreement as necessary to reflect the maximum amount of the Aggregate Commitments hereunder and pay or make arrangements satisfactory to the Administrative Agent to pay all applicable recording taxes, fees, charges, costs and expenses required for the recording of any such amendment or modifications.”

2.5 Amendment to Section 7.02(g). Section 7.02(g) of the Credit Agreement is hereby amended by replacing “Section 7.02(h)” appearing therein with “Section 7.02(g)”.

2.6 Amendment to Section 7.02(i). Section 7.02(i) of the Credit Agreement is hereby amended by replacing “$2,000,000” appearing therein with “$3,000,000”.

2.7 Amendment to Section 7.03(h). Section 7.03(h) of the Credit Agreement is hereby amended by replacing “$1,000,000” appearing therein with “$2,000,000”.

2.8 Amendment to Section 7.03(i). Section 7.03(i) of the Credit Agreement is hereby amended by replacing “$3,000,000” appearing therein with “$5,500,000”.

2.9 Amendment to Section 7.03(k). Section 7.03(k) of the Credit Agreement is hereby amended by replacing “$1,300,000” appearing therein with “$2,000,000”.

2.10 Amendment to Section 7.03(l). Section 7.03(l) of the Credit Agreement is hereby amended by replacing “$1,000,000” appearing therein with “$2,000,000”.

2.11 Amendment to Schedule 2.01. Schedule 2.01 to the Credit Agreement is hereby replaced in its entirety with Exhibit A attached hereto.

Section 3. Amendments to Credit Agreement as of the Acquisition Effective Date. Subject to Section 6.1 of this Amendment, the Credit Agreement is amended, as of the Acquisition Effective Date, as follows:

3.1 Amendments to Section 1.01 (Defined Terms).

(a) The following definitions are hereby added to Section 1.01 of the Credit Agreement where alphabetically appropriate:

“Chatom Operating Agreement” means that certain Agreement for the Construction and Operation of Chatom Field Processing Facilities dated November 16, 1973, as amended on or prior to the Second Amendment Effective Date.

“Chatom Plant” means the Chatom Gas Plant in Washington County, Alabama.

“Chatom Plant Operator” means American Midstream Chatom, LLC, a Delaware limited liability company, or any other Person acting as operator of the Chatom Plant at any given time.

3.2 Amendment to Section 7.01. Section 7.01 is hereby amended by (i) deleting the word “and” at the end of subsection (r) thereof, (ii) deleting the period at the end of subsection (s) thereof and replacing it with “;” and (iii) adding the following new subsections to the end thereof:

(t) contractual Liens on Hydrocarbons which arise in the ordinary course of business under joint operating agreements, contracts for the sale, transportation or exchange of oil and gas and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent or which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been maintained in accordance with GAAP; and

(u) Liens in favor of the Chatom Plant Operator arising under or pursuant to the Chatom Operating Agreement.

Section 4. New Commitments; Assignments of Committed Loans.

4.1 Each New Lender party hereto hereby agrees to commit to provide its respective New Commitment in the amount described on Exhibit A attached hereto on the terms and subject to the conditions set forth herein and in the Credit Agreement as amended hereby.

4.2 On the Second Amendment Effective Date, (i) each of the existing Lenders and the New Lenders shall make full cash settlement with one another (including with any Lender whose commitments are being decreased), either directly or through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to their interests in (a) the Committed Loans and participations in L/C Obligations outstanding on the Second Amendment Effective Date (at the principal amount thereof) and (b) the Existing Commitments, in each case, that will result in, after giving effect to all such settlements, such Committed Loans and participations in L/C Obligations being held by existing Lenders and New Lenders ratably in accordance with each of their respective Total Commitment as set forth on Exhibit A hereto and each of the existing Lenders and New Lenders having a Total Commitment and Total Applicable Percentage as set forth on Exhibit A attached hereto; (ii) each New Commitment shall be deemed, for all purposes, a Commitment and each Committed Loan made thereunder shall be deemed, for all purposes, a Committed Loan and have the same terms as any existing Committed Loan and (iii) each New Lender shall become a Lender with respect to the Commitments and all matters relating thereto.

4.3 Each New Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent or the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

4.4 Each New Lender confirms that it has delivered to the Administrative Agent a completed Administrative Questionnaire and that its initial address for notices shall be as described therein.

4.5 Each New Lender has delivered herewith to Administrative Agent all such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Lender may be required to deliver to Administrative Agent pursuant to Section 3.01(f) of the Credit Agreement.

Section 5. Conditions Precedent. This Amendment (other than Section 3 hereof) shall become effective on the date (the “Second Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 10.01 of the Credit Agreement):

5.1 The Administrative Agent shall have received (a) executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from the Administrative Agent, the Collateral Agent, the Required Lenders, each New Lender, Parent and the Borrower, and (b) a reaffirmation agreement in form and substance satisfactory to the Administrative Agent, executed and delivered by each of the Loan Parties with respect to its obligations and the Liens granted by it under the Security Documents.

5.2 The Administrative Agent shall have received from the Loan Parties a certificate, dated as of the Second Amendment Effective Date, substantially in the form of the Omnibus Certificate delivered on the Closing Date, with appropriate insertions and attachments for each such Loan Party (including authorizing resolutions approving the entry into this Amendment and the incurrence of the New Commitments).

5.3 The Borrower shall have delivered the necessary supplements to Schedule 5.13 of the Credit Agreement as required by Section 5.13 of the Credit Agreement.

5.4 The Administrative Agent shall have received a solvency certificate, substantially in the form of Exhibit F to the Credit Agreement, executed on behalf of the Borrower by the principal financial officer of the Borrower, attesting to the Solvency of the Borrower, Parent and each other Guarantor, on a consolidated basis, before and after giving effect to the execution of this Amendment and the other Loan Documents.

5.5 The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that as of the Second Amendment Effective Date (A) before and after giving effect to the New Commitments, the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement; (B) no Default exists and is continuing; and (C) the financial covenants contained in Section 7.19 of the Credit Agreement are satisfied on a pro forma basis after giving effect to any incremental Borrowing associated with the New Commitments and for the most recent determination period.

5.6 Each New Lender requesting a Note shall have received a Note executed by the Borrower in favor of such New Lender.

5.7 The Administrative Agent shall have received at least five (5) days prior to the Second Amendment Effective Date (or such shorter period as the Administrative Agent may, in its reasonable discretion, approve), all documentation and other information with respect to the Chatom Subs and, to the extent requested by any New Lender, the other Loan Parties as required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the Act.

5.8 The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including (a) to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement and (b) all fees required to be paid pursuant to the terms of that certain Fee Letter dated as of June 6, 2012 between the Borrower, Parent, Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith.

Section 6. Post-Effectiveness Covenants. Parent and Borrower hereby covenant as follows:

6.1 On the date upon which the Acquisition is consummated in accordance with the Chatom PSA as in effect on the Second Amendment Effective Date (the “Acquisition Effective Date”):

(a) The Administrative Agent shall have received from each Chatom Sub an executed counterpart of the Guaranty and Collateral Agreement or a joinder thereto in form and substance satisfactory to the Administrative Agent.

(b) The Administrative Agent shall have received (i) all necessary financing statements in respect of each Chatom Sub and (ii) all judgment, tax and lien searches in respect of each Chatom Sub reasonably requested by the Administrative Agent.

(c) The Administrative Agent shall have received, in form satisfactory to the Administrative Agent, evidence that all insurance required to be held by the Chatom Subs pursuant to the Credit Agreement has been obtained and is in full force and effect, including certificates of insurance naming the Collateral Agent, on behalf of the Lenders, as loss payee and as an additional insured, as the case may be, under all insurance policies maintained with respect to the assets and properties of the Chatom Subs that constitute Collateral (including, without limitation, the Chatom Plant).

(d) The Borrower shall be in compliance with Section 7.02(g) of the Credit Agreement in respect of the Acquisition. The parties hereto acknowledge that the pro forma Consolidated Total Leverage Ratio set forth in the certificate delivered pursuant to Section 7.02(g)(iv)(B) of the Credit Agreement will be the Consolidated Total Leverage Ratio for purposes of determining the Applicable Rate from the first Business Day immediately following the Acquisition Effective Date until the first Business Day immediately following the date a Compliance Certificate is next delivered pursuant to Section 6.02(a) of the Credit Agreement.

(e) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and each L/C Issuer on the Acquisition Effective Date, the favorable written opinion of Andrews Kurth LLP, special counsel to the Loan Parties, covering such matters relating to the Chatom Subs, the Loan Parties, this Amendment and the Loan Documents as the Administrative Agent shall reasonably request and in form and substance satisfactory to the Administrative Agent, dated as of the Acquisition Effective Date. The Borrower hereby requests such counsel to deliver such opinions.

(f) The Borrower shall have paid or made arrangements to pay all applicable recording taxes, fees, charges, costs and expenses required for the recording of any Security Documents or amendments or modifications thereto to be recorded in accordance with this Section 6.1.

(g) The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

6.2 Parent and Borrower hereby covenant that, unless the Administrative Agent shall have received the opinion required pursuant to Section 6.1(e) within five (5) Business Days of the Second Amendment Effective Date, it shall cause the Administrative Agent to receive, on behalf of itself, the Collateral Agent, the Lenders and the L/C Issuer prior to the expiration of such five day period, the favorable written opinion of Andrews Kurth LLP, special counsel to the Loan Parties, covering such matters relating to the Loan Parties, this Amendment and the Loan Documents as the Administrative Agent shall reasonably request and in form and substance satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinions.

6.3 Parent and Borrower hereby covenant to satisfy the following within 30 days following the Second Amendment Effective Date (provided, the Administrative Agent may extend the delivery date for the items required pursuant to this Section 6.3 for an additional period of not more than 30 days, in its sole discretion):

(a) The Administrative Agent shall have received (i) any Security Documents, amendments thereto or related deliverables reasonably requested by the Administrative Agent and not otherwise required pursuant to Section 6.1 for the creation, continuation and perfection of Liens in favor of the Secured Parties as contemplated by the Loan Documents, including Control Agreements, in each case, duly completed and executed (as applicable) in sufficient number of counterparts and in proper form for recording, if necessary, in form and substance satisfactory to the Administrative Agent, and (ii) all other information that would have been required pursuant to Section 4.01(a)(iii) of the Credit Agreement if the Chatom Subs had existed and the Acquisition had occurred prior to the initial Credit Extension under the Credit Agreement, as may be reasonably requested by the Administrative Agent.

(b) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and the L/C Issuer, the favorable written opinion of (i) Andrews Kurth LLP, special counsel to the Loan Parties, and (ii) the Law Office of John Foster Tyra, PC, special Alabama counsel to the Loan Parties, in each case, covering such matters relating to the items to be delivered pursuant to Section 6.3(a)(i) above as the Administrative Agent shall reasonably request and in form and substance satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinions.

(c) The Borrower shall have paid or made arrangements to pay all applicable recording taxes, fees, charges, costs and expenses required for the recording of any Security Documents or amendments or modifications thereto to be recorded in accordance with this Section 6.3.

Section 7. Miscellaneous.

7.1 Confirmation. The provisions of the Loan Documents, as amended by this Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment.

7.2 Ratification and Affirmation; Representations and Warranties. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. Each of the Borrower and Parent hereby (a) acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that: (i) as of the date hereof, after giving effect to the terms of this Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such specified earlier date as supplemented or subject to such qualifications as are set forth in the applicable Schedule(s) as of the Second Amendment Effective Date and (ii) (A) as of the date hereof, no Default has occurred and is continuing and (B) immediately after giving effect to this Amendment, no Default will have occurred and be continuing.

7.3 Loan Document. This Amendment and each agreement, instrument, certificate or document executed by the Borrower or any of its officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

7.4 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

7.5 NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

7.6 GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

AMERICAN MIDSTREAM, LLC,
as Borrower

By:	/s/ Daniel C. Campbell
Name:	Daniel C. Campbell
Title:	Chief Financial Officer

AMERICAN MIDSTREAM PARTNERS, LP,
as Parent

By:	American Midstream GP, LLC, a Delaware limited liability company, its sole general partner

By:	/s/ Daniel C. Campbell
Name:	Daniel C. Campbell
Title:	Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ Kevin L. Ahart
Name:	Kevin L. Ahart
Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

[Signature Page to Second Amendment to Credit Agreement]

CITIBANK, N.A.,
as a Co-Syndication Agent and a Lender

By:	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

COMERICA BANK,
as a Co-Syndication Agent and a Lender

By:	/s/ Katya Evseev
Name:	Katya Evseev
Title:	Corporate Banking Officer

[Signature Page to Second Amendment to Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a New Lender

By:	/s/ Nancy M. Mak
Name:	Nancy M. Mak
Title:	Vice President

Contact for Notice Purposes:
1000 Louisiana, Suite 2950
Houston, TX 77002
Attention: Kristin Bodnar

[Signature Page to Second Amendment to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a New Lender

By:	/s/ Justin M. Alexander
Name:	Justin M. Alexander
Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

COMPASS BANK,
as a Documentation Agent and a Lender

By:	/s/ James Neblett
Name:	James Neblett
Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

WELLS FARGO BANK, N.A.
as a New Lender

By:	/s/ Andrew Ostrov
Name:	Andrew Ostrov
Title:	Director

Contact for Notice Purposes:
1445 Ross Avenue, 45th Floor 1
Dallas, TX 75202
Attention: Wendy Morris

[Signature Page to Second Amendment to Credit Agreement]

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Vice President

[Signature Page to Second Amendment to Credit Agreement]

EXHIBIT A TO SECOND AMENDMENT AND

JOINDER AGREEMENT TO CREDIT AGREEMENT

Schedule 2.01

Commitments and Applicable Percentages

As of the Second Amendment Effective Date

Lender	Existing Commitment	New Commitment	Total Commitment	Total Applicable Percentage
Bank of America, N.A.	$21,250,000	$8,750,000	$30,000,000	15.000000000%
Citibank, N.A.	$21,250,000	$5,750,000	$27,000,000	13.500000000%
Comerica Bank	$21,250,000	$5,750,000	$27,000,000	13.500000000%
Capital One, National Association	$0	$27,000,000	$27,000,000	13.500000000%
U.S. Bank National Association	$0	$27,000,000	$27,000,000	13.500000000%
Compass Bank	$21,250,000	$2,250,000	$23,500,000	11.750000000%
Wells Fargo Bank, N.A.	$0	$23,500,000	$23,500,000	11.750000000%
Raymond James Bank	$15,000,000	$0	$15,000,000	7.500000000%

	$100,000,000.00	$100,000,000.00	$200,000,000.00	100.000000000%

[Exhibit A to Second Amendment to Credit Agreement]